UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

      . Preliminary Information Statement

  X . Definitive Information Statement

      . Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

RVUE HOLDINGS, INC.

275 N. York Road, Suite 201, Elmhurst, IL 60126

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

  X . No fee required.

      . Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:___________

(2) Aggregate number of securities to which transaction applies:___________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________

(4) Proposed maximum aggregate value of transaction:____________

(5) Total fee paid:____________

      . Fee paid previously with preliminary materials.

      . Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $0

(2) Form, Schedule or Registration Statement No.:14C

(3) Filing Party:rVue Holdings, Inc.

(4) Date Filed: July 31, 2015

RVUE HOLDINGS, INC.

275 N. York Road, Suite 201

Elmhurst, IL 60126

IMPORTANT NOTICE REGARDING THE

INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS

REGARDING ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

DATED JUNE 30, 2015

July 31, 2015

As a shareholder of rVue Holdings, Inc., a Nevada corporation (the “Company”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the amendment and restatement of the Company’s 2010 Equity Incentive Plan (the “Plan”).

The Information Statement describes the amendment and restatement of the Plan in the form of the Equity Incentive Plan (the “Plan Amendment”).  The principal purpose of the Plan Amendment is to increase by 15,000,000 the number of shares available under the Plan.

This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail.  We encourage you to access and review all of the important information contained in the Information Statement.

The Plan Amendment was approved by the Company’s Board of Directors, and by shareholders of the Company holding a majority of the Company’s outstanding common stock, on June 30, 2015, and it will become effective as of August 20, 2015.  For this reason, the Information Statement is for informational purposes only and, as a shareholder of the Company, you do not need to take any action in connection with the matters described therein.

By sending you this notice, the Company is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy.  You may download, print and view the Information Statement on the Company’s website at ir.rvue.com.  A copy of the Information Statement will be maintained there through December 31, 2015.  To view and print the Information Statement, click on the link entitled “SEC Filings” and then the link entitled “Information Statement.”  You may also request a paper copy of the Information Statement, free of charge, at any time, by contacting the Company in writing at 275 N. York Road, Suite 201, Elmhurst, IL 60126, by calling (855) 261-8370 or by emailing investors@rvue.com.  The Company’s most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q are also available upon request, free of charge, by contacting the Company via any of the means specified above.

Only one copy of this notice will be delivered to shareholders of the Company who reside at the same address, unless the Company has received instructions to the contrary. If you would like to receive an additional copy, please contact the Company using any of the means specified above.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you to obtain a copy.

RVUE HOLDINGS, INC.

275 N. York Road, Suite 201

Elmhurst, IL 60126

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

To the Company’s Shareholders:

NOTICE IS HEREBY GIVEN that the following action was approved pursuant to the written consent (the “Written Consent”) of the holders of a majority of the outstanding common stock, par value $0.001 per share (the “Common Stock”), of rVue Holdings, Inc., a Nevada corporation (the “Company”), dated June 30, 2015, in lieu of a special meeting of the shareholders:

Approve and ratify the amendment and restatement of the Company’s 2010 Incentive Stock Plan (as amended to date) in the form of the “Equity Incentive Plan” on the terms described herein (the “Action”).

You are encouraged to read this Information Statement in its entirety for further information regarding the Action.

This information statement will be first sent or made available on or about July 31, 2015 to the shareholders of record on July 24, 2015 (the “Record Date”) of rVue Holdings, Inc., a Nevada corporation (the “Company”), in connection with certain actions taken by the written consent by the holders of a majority of the Common Stock, dated as of June 30, 2015.  The actions to be taken pursuant to the written consent may be taken on or about August 20, 2015, but no earlier than 20 days after the date on which this Information Statement has been sent or made available to the shareholders.

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an information statement must be provided to the holders of voting stock of the Company who did not receive a consent solicitation pursuant to Section 14(a) of the Exchange Act regarding the Action.  This Information Statement also serves as the notice required by Chapter 78 of the Nevada Revised Statutes (NRS).

The Written Consent is the only shareholder approval required to effect the Action under the NRS, the Company’s Articles of Incorporation and the Company’s Bylaws.  No consent or proxies are being requested from the Shareholders and the Company’s Board of Directors (the “Board”) is not soliciting their consent or proxy in connection with the Action.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Mark Pacchini

Chief Executive Officer and Chief Financial Officer

ABOUT THIS INFORMATION STATEMENT

What is the Purpose of this Information Statement?

This Information Statement is being furnished pursuant to Section 14 of the Exchange Act, to notify the Company’s shareholders as of the Record Date of certain corporate actions taken pursuant to the written consent of shareholders holding a majority of the Company’s Common Stock.  Specifically, on the Record Date, these shareholders adopted a written consent approving and ratifying the amendment and restatement of the 2010 Equity Incentive Plan in the form of the Equity Incentive Plan described in this Information Statement (the “Action”).

Who is Entitled to Notice of the Action?

Each holder of Common Stock as of the Record Date is entitled to notice of the Action.  Nevada law provides that shareholders may take action pursuant to a written consent in lieu of a meeting in accordance with Section 78.320 of the Nevada Revised Statutes (NRS), which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting.   In order to eliminate the costs involved in holding a special meeting and filing a full proxy statement as would be required under the Exchange Act, the Company elected to utilize a written consent to approve the Action.

What Vote was Required to Approve the Action?

The affirmative vote of shareholders holding a majority of the Company’s Common Stock on the Record Date was required for approval of the Action.

Which shareholders approved the Action?

The shareholders who voted in favor of the Action include all of the persons/entities named in the beneficial ownership table appearing on the following page, namely, Mark Pacchini, Robert Roche, Peter Emerson, Thomas Harrison, Acorn Composite Corp. and iVue Holdings, LLC, and also 2 other persons not named in such table.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 240,000,000 shares of Common Stock, of which 141,944,156 shares were issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  However, because shareholders holding a majority of the Common Stock as of the Record Date have voted in favor of the foregoing actions by resolution dated as of the Record Date, no other shareholder consents are required or will be solicited in connection with the matters described in this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date by (i) each person who is known by the Company to beneficially own more than 5% of the Company’s Common Stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the shares listed. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common Stock beneficially owned and percentage ownership is based on 141,944,156 shares outstanding on the Record Date and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)

Directors and Executive Officers:

Mark Pacchini	2,428,571	1.7%
Robert Roche	52,307,258(3)	35.4%
Peter Emerson	250,000	*
Thomas Harrison	1,500,000	1.1%

All directors and executive officers as a group (5 persons)	56,485,829	39.8%

5% Shareholders:

Acorn Composite Corp.	51,940,592(4)	36.6%
9746 South Roberts Road
Palos Hills, IL 60465

iVue Holdings, LLC	18,007,217(5)	12.7%
9746 South Roberts Road
Palos Hills, IL 60465

*	Less than 1%.

(1)	Except as otherwise indicated, the address of each beneficial owner is the Company’s address.

(2)

Applicable percentage ownership is based on 141,944,156 shares of common stock outstanding as of June 30, 2015, together with securities exercisable or convertible into shares of Common Stock within 60 days of June 30, 2015 for each shareholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of June 30, 2015 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)

Includes (i) 166,666 shares of Common Stock that are owned by Robert Roche, (ii) 46,107,259 shares of Common Stock that are owned by Acorn Composite Corp., an entity owned 100% by Mr. Roche (“Acorn”), (ii) 5,833,333 shares of Common Stock issuable upon the exercise of warrants that are exercisable within 60 days hereof that are owned by Acorn, and (iii) 200,000 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days hereof that are owned by Mr. Roche. This information is based on a Schedule 13D filed with the SEC on November 26, 2013.

(4)

Includes (i) 46,107,259 shares of Common Stock that are owned by Acorn and (ii) 5,833,333 shares of Common Stock issuable upon the exercise of warrants that are exercisable within 60 days hereof that are owned by Acorn. This information is based on a Schedule 13D filed with the SEC on November 26, 2013.

(5)	Includes 1,625,000 shares of Common Stock issuable upon exercise of warrants that are exercisable within 60 days hereof.

ACTION

APPROVAL AND RATIFICATION OF THE INCENTIVE STOCK PLAN

The Company’s Board of Directors (the “Board”) and the holders of a majority of the shares of Common Stock have approved and ratified the Company’s proposed amendment and restatement of the Company’s 2010 Equity Incentive Plan (the “Plan”) in the form of the Incentive Stock Plan (the “Plan Amendment”), a copy of which is included as Appendix A.

The Plan was designed to provide the Board with an integral resource as it evaluates the Company’s compensation structure, performance incentive programs, and long-term equity targets for executives and key employees.  The Plan provided for the issuance of a maximum of 8,000,000 shares of Common Stock (or options exercisable for shares of Common Stock).  As of the date of this Information Statement, but prior to giving effect to the Plan Amendment, only 3,603,120 shares remain available for grant under the Plan.

The Board believes that having additional shares to issue under the Plan is in the best interests of the Company and its shareholders because these shares will help promote the success and enhance the value of the Company by linking and aligning the interests of Plan participants with those of the Company’s shareholders.  Because of the nature of the Company’s business, stock options are an essential and valuable tool for us to recruit new employees and to retain and motivate existing employees, especially in light of the cash constraints under which the Company is currently operating.

Accordingly, on June 30, 2015, the Board adopted, subject to shareholder approval, the Plan Amendment, increasing the number of shares of Common Stock available under the Plan from 3,603,120 to 18,603,120, an increase of 15,000,000. The Board also recommended that the amendment be approved and adopted by the Company’s shareholders.  As noted above, shareholder approval for the adoption of the Plan Amendment has been obtained.

Set forth below is a summary of the Plan, as amended and restated by the Plan Amendment.  This summary is qualified in its entirety by reference to the full text of the Plan Amendment. Capitalized terms not defined in the summary shall have the meaning set forth in the Plan Amendment, a copy of which is attached as Appendix A.

SUMMARY OF THE PLAN AMENDMENT

Stock Reserved for the Plan

Under the Plan, we have issued 6,658,500 options to our directors, employees and consultants to date, of which 1,356,880 have been exercised and 2,261,620 have been forfeited.  Accordingly, as of the date of this Information Statement, but prior to giving effect to the Plan Amendment, 3,603,120 shares remain available for option grants under the Plan.  The Plan Amendment increases the number of shares of Common Stock available for option grants under the Plan from 3,603,120 to 18,603,120.  The maximum number of shares of stock that may be subject to options shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”).

Should any option expire or be canceled prior to its exercise or vesting in full, or should the number of shares of stock to be delivered upon the exercise or vesting of any option be reduced for any reason, the shares of stock theretofore subject to such option may be subject to future options under the Plan.

Administration

The Plan is required to be administered by a committee of two or more independent directors, or in their absence by the Board.  We have delegated the power to our Compensation Committee (the “Committee”), which is comprised of two independent directors.  The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Committee, in its sole discretion.

Designation of Optionees and Grantees

The persons eligible for participation in the Plan as recipients of options or shares of restricted stock include employees, directors, officers, advisors and consultants of the Company.

Option Price and Term

The Plan provides for the grant of incentive stock options, or ISOs, and non-qualified options.  For any ISO granted, the exercise price may not be less than 100% of the fair market value on the date of grant or not less than 110% of the fair market value in the case of 10% shareholders.  The purchase price of non-qualified options shall not be less than fair market value on the date of grant.  Options granted under the Plan shall expire no later than 10 years after the date of grant, except for ISOs granted to 10% shareholders which must expire not later than five years from the date of grant.  Fair market value means the closing price on the final trading day immediately prior to the grant of the stock on the principal securities exchange where the shares are listed.

Change of Control

Upon the occurrence of a “Change of Control,” the Compensation Committee may accelerate the vesting and exercisability of outstanding options, in whole or in part. Upon a Change of Control, each outstanding option shall terminate within a specified number of days after notice to the optionee, and each such optionee shall receive, with respect to each share of stock subject to such option, an amount equal to the excess of the fair market value of such shares immediately prior to the Change in Control over the exercise price per share of such option. This amount shall be payable in cash, in one or more kinds of property or a combination thereof, as the Committee shall determine in its sole discretion. A “Change of Control” shall be deemed to occur if: (i) a tender offer is made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company; (ii) the Company merges or consolidates with another corporation; (iii) the Company sells substantially all of its assets to another corporation or (iv) a Person (as defined in Section 3(a)(9) of the Exchange Act, as modified in Sections 13(d) and 14(d)) acquires 50% or more of the outstanding voting securities of the Company. Notwithstanding the sentence above, if our shareholders hold more than 50% or our voting stock of the surviving or resulting corporation or hold 50% of the assets sold, whichever is applicable, there will not be deemed a Change of Control.

Transferability

No ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

All non-qualified options are transferable subject to compliance with applicable securities laws.  The common stock issuable upon exercise of options shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

Limit on the Value of ISOs

The aggregate fair market value, determined as of the date the ISO is granted, of stock for which ISOs are exercisable for the first time by any optionee during any calendar year under the Plan shall not exceed $100,000.

Term of Plan

No option or award of restricted stock shall be granted under the Plan on or after the date which is ten years from the effective date of the Plan.

Amendment and Termination

The Board may from time to time amend, suspend, or terminate the Plan.  However, no rights granted with respect to any awards under the Plan before the amendment or alteration shall be impaired by any such amendment, except with the consent of the grantee.  The Plan may not be materially amended without shareholder approval including an increase in the number of shares available.

Under the terms of the Plan, the Committee may also grant awards which will be subject to vesting under certain conditions.  In the absence of a determination by the Committee, options shall vest and be exercisable at the end of one, two and three years, except for ISOs, which are subject to a $100,000 per calendar year limit on first becoming exercisable.

Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences of the Plan.  State, local, and foreign income taxes may also be applicable.  This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances.

A participant will not recognize taxable income at the time of grant of an option.  Upon exercise of a non-qualified stock option, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise or lapse of restriction.  rVue will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize regular taxable income at the time of exercise.  However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax.  If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant of the option and one year from the date of exercise of the option, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and rVue would not be entitled to any deduction.  If the holding period requirements are not met, the incentive stock option will not meet the requirements of the Code and the tax consequences generally described for non-qualified stock options will apply.

Section 409A of the Code has a significant impact upon the taxation of deferred compensation arrangements.  Upon a violation of Section 409A, a participant must include in ordinary income all deferred compensation required to be aggregated, pay interest from the date of the deferral, and pay an additional 20% tax.  It is the Company’s intention that awards granted under the Plan will comply with the requirements of Section 409A and the Company intends to continue to administer and interpret the Plan in such a manner.

INTERESTS OF CERTAIN PERSONS IN THE ACTION

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, with respect to the Action or the adoption of the Plan Amendment, although such persons will continue to be eligible for grants under the Plan.  The Company has not received any notice of opposition to the Action.

NO DISSENTERS RIGHTS

Under Nevada corporate law, the Company’s shareholders are not entitled to dissenters’ rights with respect to the Action or the adoption of the Plan Amendment.

DOCUMENTS INCORPORATED BY REFERENCE

The Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 are incorporated by reference herein.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict, including without limitation the risks identified in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

HOUSEHOLDING

Only one Information Statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. This practice, known as “house holding,” is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs. We undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered.

If multiple shareholders sharing an address receive one copy of this Information Statement (or the Notice of Internet Availability) and would prefer us to mail each shareholder a separate copy of future mailings, you may send your request to: rVue Holdings, Inc. 275 N. York Street, Suite 201, Elmhurst, IL 60126 or call us at (855) 261-8370.  Additionally, if current shareholders with a shared address receive multiple copies and would prefer us to mail one copy of future mailings to shareholders at the shared address, you may send your request to the above mailing address or call the above telephone number.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company’s Annual Report on Form 10-K filed on February 12, 2015, as amended, which includes audited financial statements for the periods ended December 31, 2014 and 2013 and its quarterly report on Form 10-Q for the quarter ended March 31, 2015, including the financial statements and financial statement schedule information included therein, as filed with the SEC.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

By order of the Board of Directors

July 31, 2015

/s/ Mark Pacchini
Mark Pacchini
Chief Executive Officer

RVUE HOLDINGS, INC.

EQUITY INCENTIVE PLAN

(Amended and Restated effective as of August 20, 2015)

1.

Purpose of the Plan.

This Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to rVue Holdings, Inc., a Nevada corporation (the “Company”), within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.  This Plan amends and restates in its entirety, and replaces, the Company’s 2010 Equity Incentive Plan effective as of May 12, 2010, as amended as of August 30, 2011 (the “Prior Plan”).

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.

Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.

Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.

Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 18,603,120 shares of the Company’s common stock, par value $0.001 per share (the “Stock”) (consisting of 15,000,000 new shares and 3,603,120 shares that remained available under the Prior Plan), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.

Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A) the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B) a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C) the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.

Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee Rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.

Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.

Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.

Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10.

Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.

Effective Date of Plan.

The Plan shall be effective on August 20, 2015; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must be timely approved by majority vote of the Company’s stockholders, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12.

Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b); or

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.

Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.

General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15.

Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.